Exhibit 99.2


                    FORM OF FLOATING RATE MEDIUM-TERM NOTE
                                 FACE OF NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.1

REGISTERED                       CUSIP No.                 PRINCIPAL AMOUNT
No. FLR-
          --------------         --------------------      --------------------

                              FIRSTAR CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                                 (Floating Rate)

BASE RATE(S):                 ORIGINAL ISSUE DATE:     STATED MATURITY DATE:

   IF LIBOR:

      [  ] LIBOR Reuters
      [  ] LIBOR Telerate

   INDEX CURRENCY:

INDEX MATURITY:              INITIAL INTEREST RATE:   INTEREST RESET PERIOD:

SPREAD                       MINIMUM INTEREST RATE:   INTEREST PAYMENT DATE(S):
(PLUS OR MINUS):

SPREAD MULTIPLIER:           MAXIMUM INTEREST RATE:   INTEREST RESET DATE(S):

--------------------------
1     This paragraph applies to Global Securities only

DEFAULT RATE:

OPTIONAL REDEMPTION:
[  ] No
[  ] Yes, at option of Company
     Optional Redemption Date(s):
     Optional Redemption Price:

REPAYMENT:
[  ] No
[  ] Yes, at option of Holder
     Optional Repayment Date:
     Optional Repayment Price:

SPREAD OR SPREAD MULTIPLIER RESET:
[  ] No
[  ] Yes, at option of the Company  OPTIONAL RESET DATE(S):

INTEREST CATEGORY:                         DAY COUNT CONVENTION:
[  ] Regular Floating Rate Note            [  ]  30/360 for the period
[  ] Indexed Note                                from        to
[  ] Original Issue Discount Note          [  ]  Actual/360 for the period
     Issue Price:         %                [  ]  Actual/360 for the
                                                 from        to
                                           [  ]  Actual/Actual for the period
                                                 from        to
                                           Applicable Base Rate:

SPECIFIED CURRENCY:              EXCHANGE RATE AGENT:
[  ] U.S. dollars
[  ] Other

AUTHORIZED DENOMINATIONS:
[  ] $1,000 and integral multiples thereof
[  ] Other:

ADDENDUM ATTACHED:
[  ] Yes
[  ] No

OTHER/ADDITIONAL PROVISIONS:

      FIRSTAR CORPORATION (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount specified above on the Stated Maturity specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof) (each such Stated Maturity, Redemption Date or Repayment Date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above, until the Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions specified above and on the reverse hereof with respect to one or more Interest Rate Bases specified above until the principal hereof is paid or duly made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal, premium and/or interest. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; PROVIDED, HOWEVER, that if the Original Issue Date occurs between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the Holder of this Note on the Regular Record Date with respect to such second Interest Payment Date.

      Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

      Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for with respect to this Note) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Regular Record Date"); PROVIDED, HOWEVER, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for on any Interest Payment Date with respect to this Note ("Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date, and shall be paid to the person in whose name this Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date, or shall be paid at any time in any other lawful manner, all as more completely described in the Indenture applicable to this Note.

      The "Spread" is the number of basis points that may be specified on the face hereof as being applicable to this Note, and the "Spread Multiplier" is the percentage that may be specified on the face hereof as being applicable to this Note, and the "Spread Multiplier" is the percentage that may be specified on the face hereof as being applicable to this Note, except in each case as described on the reverse hereof and except that if so specified on the face hereof, the Spread or Spread Multiplier on certain Floating Rate Notes may be subject to adjustment from time to time as described on an Addendum hereto.

      The "Index Maturity" for this Note is the period of maturity of the instrument or obligation from which the Base Rate is calculated. Unless otherwise above, Citibank, N.A. will be the calculation agent (the "Calculation Agent") for this Note.

      "Business Day", with respect to any Note means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to Foreign Currency Notes, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as hereinafter defined) of the country issuing the Specified Currency (or, if the Specified Currency is Euro, such day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET)System is open); provided, further, that, with respect to Notes as to which LIBOR is an applicable Base Rate, such day is also a London Business Day (as hereinafter defined). "London Business Day" means a day on which commercial banks are open for business (including dealings in the Designated LIBOR Currency (as hereinafter defined)) in London.

      "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the Designated LIBOR Currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney and (solely in the case of the Specified Currency) Melbourne, Toronto, Frankfurt, Amsterdam, London (solely in the case of the Designated LIBOR Currency), Johannesburg and Zurich, respectively.

      Payment of principal of (and premium, if any) and any interest in respect of this Note due on the Maturity Date to be made in U.S. dollars will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, a duly completed election form as contemplated on the reverse hereof) at the office of the Trustee that the Company may determine; PROVIDED, HOWEVER, that the Note is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures.

      Unless otherwise specified on the face hereof, U.S. dollar payments of interest on Notes (other than interest payable at the Stated Maturity date) will be made, except as provided below, by check mailed to the registered Holders of those Notes (which, in the case of Global Securities representing Notes issued in Book-Entry Form, will be a nominee of the Depositary); PROVIDED, HOWEVER, that, in the case of a Note issued between a Regular Record Date and the related

Interest Payment Date, unless otherwise specified on the face hereof, interest for the period beginning on the Original Issue Date for that Note and ending on such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the registered Holder of that Note on the related Regular Record Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive such U.S. dollar payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or a paying agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with the election by any Holder to receive payments in a currency other than U.S. dollars (as provided below), such Holder shall provide appropriate wire transfer instructions to the Trustee or a paying agent. Unless otherwise specified on the face hereof, the Company will pay principal and any premium and interest payable at the Stated Maturity date in immediately available funds upon surrender of such Note at the principal corporate trust office of the Trustee in The City of New York.

      Notwithstanding the foregoing, while the Debt Securities of this series are represented by one or more Book-Entry Securities registered in the name of the Depositary or its nominee, the Company will cause payments of principal of (and premium, if any) and interest on such Book-Entry Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer, to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures.

      If an Interest Payment Date with respect to any Floating Rate Note would otherwise be a day that is not a Business Day, that Interest Payment Date shall be postponed to the next succeeding Business Day, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If a Maturity Date of a Floating Rate Note falls on a date that is not a Business Day with the same force and effect as if made on the date such payment was due, the required payment of interest and principal (and premium, if any) may be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for a Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this
Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or a paying agent not later than fifteen calendar days prior to the applicable payment date, subject to certain exceptions. That election will remain in effect until revoked by written notice to such Trustee or paying agent received no later than fifteen calendar days prior to the applicable payment date.

      If this Note has Specified Currency other than U.S. dollars, the amount of any U.S. dollar payment in respect of this Note will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York city time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on that date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be one of the Agents (as defined herein) and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on that payment date, of the aggregate amount of that Specified Currency payable on that payment date in respect of all Notes denominated in that Specified Currency. All currency exchange costs will be borne by the Holders of those Notes by deductions from those payments. If no such bid quotations are available, those payments will be made in that Specified Currency, unless that Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case those payments will be made as provided in the Prospectus Supplement relating to the Notes.

      All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified above, in the Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

      Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, FIRSTAR Corporation has caused this Note to be executed.

                                          FIRSTAR CORPORATION

                                          By:
                                             ----------------------------------
                                             Title:

[SEAL]

Attest:

By:
   ----------------------------
   Title:

Dated:

CERTIFICATE OF
AUTHENTICATION:

This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

CITIBANK, N.A.
As Trustee
By Firstar Bank, N.A.
As Authenticating Agent for the Trustee

By
  ------------------------------------
   Authorized Signatory

                                REVERSE OF NOTE

                              FIRSTAR CORPORATION
                          MEDIUM-TERM NOTE, SERIES A
                                (Floating Rate)

      This Note is one of a duly authorized series of Debt Securities (the "Debt Securities") of the Company issued and to be issued under an Indenture, dated as of June 22, 1999, as amended, modified or supplemented from time to time (the "Indenture"), between the Company and Citibank, N.A., as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series of Debt Securities designated as "Medium-Term Notes, Series A" (the "Notes"). All terms used but not defined in this Note specified on the face hereof or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture.

      This Note is issuable only in registered form without coupons. Notes denominated in U.S. dollars will be initially issued in denominations of $1,000 and integral multiples thereof, and Notes denominated in other than U.S. dollars will be initially issued in denominations in the equivalent of $1,000 in the Specified Currency (rounded to 1,000 units or rounded down to an integral multiple of 1,000 units of such Specified Currency), at the rate for such Specified Currency specified on an Addendum hereto.

      The face of this Note indicates either that this Note cannot be redeemed prior to its Stated Maturity date or that this Note will be redeemable at the Company's option, in whole or in part, and the date or dates (each an "Optional Redemption Date") on which this Note may be redeemed and the price at which (together with accrued interest to such Optional Redemption Date) this Note may be redeemed on each such Optional Redemption Date. The Company may exercise such option by notifying the Trustee at least 45 days prior to any Optional Redemption Date.

      Unless otherwise specified on the face hereof, not more than 60 days prior to the date of redemption, the Trustee shall mail notice of such redemption, first class, postage prepaid, to the Holder of this Note. In the event of redemption of a Note in part only, a new Note or Notes for the unredeemed portion thereof shall be issued to the Holder thereof upon the cancellation thereof.

      Unless otherwise specified on the face hereof, the Notes will not be subject to any sinking fund.

      The face of this Note also indicates whether the Holder of this Note will have the option to elect repayment of such Note by the Company prior to its Stated Maturity date, and, if so, the date or dates on which such Note may be repaid (each an "Optional Repayment Date") and the price at which, together with accrued interest to such Optional Repayment Date, this Note may be repaid on each such Optional Repayment Date.

      In order for a Note to be repaid, the Trustee must receive, at least 30 but not more than 45 days prior to an Optional Repayment Date, (a) such Note with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed, or (b) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or a description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed will be received by the Trustee not later than five Business Days after the date of such facsimile transmission or letter. If the procedure described in clause (b) of the preceding sentence is followed, then such Note and form duly completed must be received by the Trustee by such fifth Business Day. Any tender of a Note by the Holder for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of a Note for less than the entire principal amount of such Note provided that the principal amount remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, such Note shall be cancelled and a new Note or Notes for the remaining principal amount thereof shall be issued in the name of the Holder of such repaid Note.

      If a Note is represented by a global security, the nominee of The Depository Trust Company ("DTC") will be the Holder of such Note and therefore will be the only entity that can exercise a right to repayment. In order to ensure that DTC's nominee will timely exercise a right to repayment with respect to a particular Note, the beneficial owner of such Note must instruct the broker or other direct or indirect participant through which it holds an interest in such Note to notify DTC of its desire to exercise a right to repayment.

      Notwithstanding anything in this Note to the contrary, if a Note is an Original Issue Discount Note (other than an Indexed Note), the amount payable on such Note in the event of redemption or repayment prior to its Stated Maturity date shall be the Amortized Face Amount of such Note as of the date of redemption or the date of repayment, as the case may be. The "Amortized Face Amount" of a Note issued at a discount shall be the amount equal to: (a) the Issue Price set forth on the face hereof, plus (b) that portion of the difference between the Issue Price and the principal amount of such Note that has accrued at the yield to maturity set forth on the face hereof (computed in accordance with generally accepted U.S. bond yield computation principles) by such date of redemption or repayment, but in no event shall the Amortized Face Amount of a Note issued at a discount exceed its principal amount.

      Unless otherwise specified on the face hereof, if the principal of any
Note issued at a discount is declared to be due and payable the amount of principal due and payable with respect to that Note will be limited to the aggregate principal amount (or face amount, in the case of an Indexed Principal Note (as defined in the Prospectus Supplement relating to the Notes)) of that Note multiplied by the sum of its issue price (expressed as a percentage of the aggregate principal amount (or face amount, in the case of an Indexed Principal Note) of that Note multiplied by the sum of its issue price (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the date of issue to the date of declaration. This amortization will be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration).

      The interest rate on this Note for each Interest Reset Period (and for the Initial Interest Period if so specified on the face hereof) will be determined by reference to the Base Rate specified on the face hereof, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof. Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall bear interest in accordance with and be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

      Unless otherwise specified on the face hereof, the interest rate with respect to each Base Rate will be determined in accordance with the applicable provisions below. Except as set forth above, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as hereinafter defined) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date (or, if none, the Initial Interest rate). If an Interest Reset Date for any Note would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding Business Day, except that, in the case of a LIBOR Note, if that Business Day is in the next succeeding calendar month, that Interest Reset Date shall be the immediately preceding Business Day.

      Unless otherwise specified on the face hereof, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (such period, the "Initial Interest Period") for this Note at the Initial Interest Rate set forth on the face hereof. Unless otherwise specified on the face hereof, the rate of interest that goes into effect on any Interest Reset Date shall be determined on the Interest Determination Date preceding that Interest Reset Date, as further described below. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for a CD Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CD Rate (the "CD Rate Interest Determination Date"), for a Commercial Paper Rate Note or any Floating Rate Note for which the interest rate is determined in reference to the Commercial Paper rate (the "Commercial Paper Rate Interest Determination Date"), for a Federal Funds Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Federal Funds Rate (the "Federal Funds Rate Interest Determination Date"), or for a Prime Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Prime Rate (the "Prime Rate Interest Determination Date"), or for a CMT Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CMT Rate (the "CMT Rate Interest Determination Date"), will be the second Business Day preceding the Interest Reset Date.

      The interest rate on this Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for this Note, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Dates will be, in the case of Notes that reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) that reset weekly, Wednesday of each week; in the case of Treasury Rate Notes that reset weekly, Tuesday of each week (except as provided below under "Treasury Rate Notes"); in the case of Floating Rate Notes that reset monthly, the third Wednesday of each month; in the case of Notes that reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes that reset semiannually, the third Wednesday of each of two months of each year specified on the face hereof; and, in the case of Notes that reset annually, the third Wednesday of one month of each year specified on the face hereof. If an Interest Reset Date for any Note would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding Business Day, except that, in the case of a LIBOR Note, if that Business Day is in the next succeeding calendar month, that Interest Reset Date shall be the immediately preceding Business Day.

      The Interest Determination Date pertaining to an interest rate for a LIBOR Note or any Floating Rate Note for which the interest rate is determined with reference to LIBOR (the "LIBOR Rate Interest Determination Date") will be the second London Business Day immediately preceding the Interest Reset Date with respect to that Note. The Interest Determination Date pertaining to an Interest Reset Date for an Eleventh District Cost of Funds Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Eleventh District Cost of Funds Rate (the "Eleventh District Cost of Funds Rate Interest Determination Date") will be the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Index (as defined below). The Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Treasury Rate (the "Treasury Rate Interest Determination Date") will be the day of the week on which Treasury bills would normally be auctioned in the week in which such Interest Reset Date falls. If, as the result of a legal holiday, an auction is held on the Friday preceding the normal Tuesday auction date, that Friday will be the Treasury Rate Interest Determination Date pertaining to an Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on a day which would otherwise be an Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead by the first Business Day immediately following such auction date.

      Unless otherwise indicated on the face hereof and except as provided below, interest will be payable, in the case of Floating Rate Notes that reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; in the case of Floating Rate Notes that reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes that reset semiannually, on the third Wednesday of each of two months of each year specified on the face hereof; and, in the case of Floating Rate Notes that reset annually, on the third Wednesday of one month of each year specified on the face hereof (each such day being an "Interest Payment Date").

      If an Interest Payment Date with respect to any Floating Rate Note would otherwise be a day that is not a Business Day, that Interest Payment Date shall be postponed to the next succeeding Business Day, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

      Unless otherwise specified on the face hereof, interest payable in respect of this Note shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, up to but excluding the applicable Interest Payment Date.

      With respect to this Note, accrued interest shall be calculated by multiplying the principal amount of this Note (or, if this Note is an Indexed Principal Note, its face amount) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the interest rate in effect on such day by 360, in the case of LIBOR Notes, Prime Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes, Eleventh District Cost of Funds Rate Notes and CD Rate Notes, or by the actual number of days in the year, in the case of CMT Rate Notes and Treasury Rate Notes. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

      If the interest rate on this Note is determined by reference to two or more interest rate bases, the Interest Determination Date pertaining to this Note will be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date for this Note on which each Base Rate is determinable. Each Base Rate will be determined on that date, and the applicable interest rate will take effect on the applicable Interest Reset Date.

      Unless otherwise specified in the Day Count Convention on the face hereof, the interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied as specified on the face hereof.

      Unless otherwise specified on the face hereof, the Trustee will be the "Calculation Agent." Upon request of the Holder of this Note, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination on a date (the "Interest Determination Date") for the next Interest Reset Date with respect to this Note. Unless otherwise specified on the face hereof, the "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of (a) the tenth calendar day after the Interest Determination Date, or, if this day is not a Business Day, the next succeeding Business Day, or (b) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity date, as the case may be.

      Unless otherwise specified on the face hereof, the Calculation Agent will determine the interest rate with respect to each Base Rate in accordance with the applicable provisions below.

      CD RATE. CD Rate Notes will bear interest at the rates (calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any) specified on the face hereof.

      Unless otherwise specified on the face hereof, if a Base Rate for this
Note is specified on the face hereof as the CD Rate, the CD Rate will be determined for each Interest Reset Period as:

          (a) the rate on the applicable Interest Determination Date (a "CD Rate Interest Determination Date") for negotiable certificates of deposit having the Index Maturity designated on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)," or

          (b) if the rate referred to in clause (a) above is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, then the "CD Rate" for such CD Rate Interest Reset Period will be the rate on such CD Rate Interest Determination Date for negotiable U.S. dollar certificates of deposit of the Index Maturity specified on the face hereof as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying such rate, or

          (c) if the rate referred in clause (b) is not published by 3:00 p.m., New York City time, on such Calculation Date, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Note and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Note for negotiable certificates of deposit of major U.S. money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated on the face hereof in an amount that is representative for a single transaction in that market at that time, or

          (d) if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period, (or, if there was no such immediately preceding Interest Reset Period, the Initial Interest Rate).

      "H.15(519)" means "Statistical Release H.15(519), Selected Rates" published by the Board of Governors of the Federal Reserve System, or any successor publication.

     "H.15 Daily Update" means the daily update of H.15(519), available through the worldwide web site of the Board of Governors of the Federal Reserve System at http//www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

      CMT RATE. CMT Rate Notes will bear interest at the rates (calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any) specified on the face hereof.

      Unless otherwise specified on the date hereof, if an Interest Rate for this Note is specified on the face hereof as the CMT Rate, the CMT Rate will be determined, with respect to the applicable Interest Determination Date (a "CMT Rate Interest Determination Date"), as:

          (a) the rate displayed on the Designated CMT Telerate Page under the caption "... Treasury Constant Maturities ... Federal Reserve Board
     Release H.15.... Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (1) if the Designated CMT Telerate Page is 7051, the rate on such CMT Interest Determination Date and (2) if the Designated CMT Telerate Page is 7052, the rate for the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Interest Determination Date occurs, or

          (b) if the rate referred to in clause (a) is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519), or

          (c) if the rate referred to in clause (b) is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other U.S. Treasury Rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the U.S. Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519), or

          (d) if the rate referred to in clause (c) is not provided by 3:00 p.m. New York City time, on the related Calculation Date, then the CMT Rate for the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date reported, according to their written records, by three leading primary U.S. government securities dealers (each, a "Reference Dealer") in The City of New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year, or

          (e) if the Calculation Agent cannot obtain three such CMT Rate Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index in an amount of at least $100 million, or

          (f) if three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor lowest of such quotes will be eliminated, or

          (g) if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in clause (f) have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Notes with the shorter remaining term to maturity will be used.

      "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052 for the most recent week.

      "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be 2 years.

      COMMERCIAL PAPER RATE. Commercial Paper Rate Notes will bear interest at the rates (calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any) specified on the face hereof.

      Unless otherwise specified on the face hereof, if a Base Rate for this
Note is specified on the face hereof as the Commercial Paper Rate, the Commercial Paper Rate for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Note as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as:

          (a) the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper -- Nonfinancial," or

          (b) if the rate referred to in clause (a) is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Interest Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading "Commercial Paper-Nonfinancial," or

          (c) if by 3:00 p.m., New York City time, on such Calculation Date the rate referred to in clause (b) is not yet published in either H.15(519) or another recognized electronic source used for the purpose of displaying such rate, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York (which may include one or more of the Agents (the "Agents") under the Distribution Agreement dated July 19, 1999 relating to the Notes, or their affiliates) selected by the Calculation Agent for such Commercial Paper Rate Note for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the initial interest Rate).

      "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                   Money Market Yield  =                 D X 360
                                              -------------------------
                                                      360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

      ELEVENTH DISTRICT COST OF FUNDS RATE. Eleventh District Cost of Funds Rate Notes will bear interest at the rates (calculated with reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any) specified on the face hereof.

      Unless otherwise specified on the face hereof, if a Base Rate for this
Note is specified on the face hereof as the Eleventh District Cost of Funds Rate, the Eleventh District Cost of Funds Rate will be determined with respect to the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date") as:

          (a) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 a.m., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date, or

          (b) if such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement, or

          (c) if the Federal Home Loan Bank of San Francisco fails to announce such rate for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date shall be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

      "Telerate Page 7058" means the display designated as page "7058" on the Bridge Telerate Inc. (or such other page as may replace the 7058 page on that service for the purpose of displaying the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District).

      FEDERAL FUNDS RATE. Federal Funds Rate Notes will bear interest at the rates (calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any) specified on the face hereof.

      If a Base Rate for this Note is specified on the face hereof as the Federal Funds Rate, the Federal Funds Rate will be determined for each Interest Reset Period as:

          (a) the effective rate on the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)," as such rate is displayed on Bridge Telerate, Inc. (or any successor service) on page 120 (or any other page as may replace such page on such service) ("Telerate Page 120"), or

          (b) if the rate referred to in clause (a) does not appear on Telerate Page 120 or is not yet published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic service used for the purpose of displaying such rate under the heading "Federal Funds/Effective Rate," or

          (c) if by 3:00 p.m., New York City time, on such Calculation Date the rate referred to in clause (b) does not appear on Telerate Page 120 or is not yet published in either H.15(519) or H.15 Daily Update or such other recognized electronic source, then the "Federal Funds Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the rates prior to 9:00 a.m., New York City time, on such Interest Determination Date of the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent, PROVIDED, that if the brokers selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

      LIBOR. LIBOR Rate Notes will bear interest at the rates (calculated with reference to the LIBOR Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any) specified on the face hereof.

      Unless otherwise specified on the face hereof, if a Base Rate for this
Note is specified on the face hereof as LIBOR, LIBOR will be determined by the Calculation Agent in accordance with the following provisions:

          (a) With respect to any Interest Determination Date relating to a LIBOR Note or any Floating Rate Note for which the interest is determined with reference to LIBOR (a "LIBOR Interest Determination Date"), LIBOR will be, as specified, on the face hereof, either:

            (1) the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following the LIBOR Interest Determination Date, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page, unless such Reuters Screen LIBO Page by its terms provides only for a single rate, in which case such single rate shall be used ("LIBOR Reuters"), or

            (2) the rate for deposits in the Index Currency having the Index Maturity designated on the face hereof commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the LIBOR Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks for the applicable Index Currency). "Telerate Page 3750" means the display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks for the applicable Index Currency). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Index Currency, page
                  3750) had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page (unless, as aforesaid, only a single rate is required), or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (b) below.

          (b) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates (unless, as aforesaid, only a single rate is required) appear on the Reuters Screen LIBO Page, as specified in (a)(1) above, or on which no rate appears on Telerate Page 3750, as specified in
     (a)(2) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in the Index Currency having the Index Maturity designated on the face hereof are offered at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent ("Reference Banks") to prime banks in the London interbank market, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the Principal Financial Center for the country of the Index Currency, on the LIBOR Interest Determination Date by three major banks in such Principal Financial Center (which may include affiliates of the Agents) selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated on the face hereof commencing on the second London Business Day immediately following such LIBOR Interest Determination

     Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be the rate of LIBOR in effect on such LIBOR Interest Determination Date.

      "Index Currency" means the currency specified on the face hereof as the currency for which LIBOR shall be calculated. If no such currency is specified on the face hereof, the Index Currency shall be U.S. dollars.

      PRIME RATE. Prime Rate Notes will bear interest at the rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if
any) specified on the face hereof.

      Unless otherwise specified on the face hereof, if a Base Rate for this
Note is specified on the face hereof as the Prime Rate, the Prime Rate will be determined with respect to the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as:

          (a) the rate on the applicable Prime Rate Interest Determination Date as published in H.15(519) under the heading "Bank Prime Loan," or

          (b) if the rate referred to in clause (a) is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Prime Rate Interest Determination Date published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption "Bank Prime Loan," or

          (c) if the rate referred to in clause (b) is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page as such bank's prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date.

      "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major U.S. banks). If fewer than four such rates but more than one such rate appear on the Reuters Screen USPRIME1 Page for such Prime Rate Interest Determination Date, the Prime Rate shall be determined by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by at least three major money center banks in New York City selected by the Calculation Agent (after consulting with the Company). If the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate will remain the Prime Rate in effect on such Prime Rate Interest Determination Date.

      TREASURY RATE. Treasury Rate Notes will bear interest at the rates (calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum interest Rate, if any) specified on the face hereof.

      Unless otherwise specified on the face hereof, if a Base Rate for this
Note is specified on the face hereof as the Treasury Rate, the Treasury Rate will be determined for each Interest Reset Period as:

          (a) the rate from the auction (the "Auction") held on the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "Investment Rate" on the display on Bridge Telerate, Inc. or any successor service on page 56 or any other page as may replace page 56 on that service ("Telerate Page 56") or page 57 or any other page as may replace page 57 on that service ("Telerate Page 57"), or

          (b) if the rate described in clause (a) is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High," or

          (c) if the rate described in clause (b) is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the U.S. Department of the Treasury, or

          (d) in the event that the rate referred to in clause (c) is not announced by the U.S. Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Treasury Rate Interest Determination Date having the Index Maturity specified on the face hereof published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market," or

          (e) if the rate referred to in clause (d) is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Treasury Rate Interest Determination Date as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market," or

          (f) if the rate referred to in clause (e) is not so published by 3;00 p.m, New York City time, on the related Calculation Date, the rate on the applicable Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary U.S. government securities dealers (which may include one or more of the Agents or their affiliates), selected by the Calculation Agent, for the issue of Treasury

     Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, or

          (g) if the dealers selected by the Calculation Agent are not quoting as mentioned in clause (f), the rate in effect on the applicable Treasury Rate Interest Determination Date.

      "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

           Bond Equivalent Yield =         D X N          X 100
                                   --------------------
                                       360 - (D X M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

      If so specified on the face hereof, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (a) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate"), and
(b) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be applicable to this Note, the interest rate on this Note will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by U.S. law of general application. The Notes will be governed by the law of the State of New York.

      Unless otherwise stated on the face hereof, each Note will mature at the Stated Maturity of such Note. If so specified on the face hereof, the Company shall have the option to extend the Stated Maturity date of this Note for one or more periods of whole years from one to five (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof.

     The Company may exercise such option by notifying the Trustee at least 45 but not more than 60 calendar days prior to the old Stated Maturity date of this Note. Not later than 40 calendar days prior to the old Stated Maturity date of such Note, the Trustee for such Note will mail to the Holder of such Note a notice (the "Extension Notice"), first class, postage prepaid. The Extension Notice shall set forth:

          (i) the Company's election to extend the Stated Maturity date of this Note;

          (ii) the new Stated Maturity date;

          (iii) the Spread or Spread Multiplier applicable to the Extension Period; and

          (iv) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period.

      Upon the mailing by the Trustee of an Extension Notice to the Holder, the Stated Maturity date shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, the Note will have the same terms as prior to the mailing of such Extension Notice.

      Notwithstanding the foregoing, not later than 20 calendar days prior to the old Stated Maturity date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period, by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, as the case may be, first class, postage prepaid, to the Holder. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity date is extended will bear such higher Spread or Spread Multiplier for the Extension Period, whether or not tendered for repayment.

      If the Company extends the Stated Maturity date of a Note, the Holder thereof shall have the option to elect repayment of the Note by the Company on the old Stated Maturity date at a price equal to the principal amount thereof, plus interest accrued to such date. In order for a Note to be repaid on the old Stated Maturity date once the Company has extended the Stated Maturity date of the Note, the Holder of the Note must follow the procedures set forth below for optional repayment, except that the period for delivery of the Note or notification to the Trustee shall be at least 25 but not more than 35 days prior to the old Stated Maturity date, and except that a Holder who has tendered a Note for repayment pursuant to an Extension Notice may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day before the old Stated Maturity date.

      Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

      If so specified on the face hereof, the Company shall have the option to reset the Spread or Spread Multiplier with respect to this Note and, if so, the date or dates on which Spread or Spread Multiplier, as the case may be, may be reset (each an "Optional Reset Date").

      The Company shall notify the Trustee whether or not the Company intends to exercise such option at least 45 but not more than 60 calendar days prior to an Optional Reset Date for this Note. Not later than 40 calendar days prior to such Optional Reset Date, the Trustee will mail to the Holder of such Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread or Spread Multiplier and if so, (a) such new Spread or Spread Multiplier, as the case may be, and (b) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Stated Maturity date of the Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

      Notwithstanding the foregoing, not later than 20 calendar days prior to an Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice with respect to such Optional Reset Date and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period commencing on such Optional Reset Date by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, as the case may be, first class, postage prepaid, to the Holder of such Note. Such notice shall be irrevocable. All Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier, whether or not tendered for repayment.

      The Holder of a Note will have the option to elect repayment of such Note by the Company on each Optional Reset Date at a price equal to the principal amount thereof, plus interest accrued to such Optional Reset Date. In order for a Note to be repaid on an Optional Reset Date, the Holder of the Note must follow the procedures set forth below under "Optional Redemption, Repayment and Repurchase" for optional repayment, except that the period for delivery of such Note or notification to the Trustee Note shall be at least 25 but not more than 35 calendar days prior to such Optional Reset Date, and except that a Holder who has tendered a Note for repayment pursuant to a Reset Notice may, by written notice to the Trustee for such Note, revoke any such tender for repayment until the close of business on the tenth day prior to such Optional Reset Date.

      If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

      The Indenture permits, with certain exceptions as therein PROVIDED, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Debt Securities at the time outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the outstanding Debt Securities, on behalf of the Holders of all such Debt Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the outstanding Debt Securities, in certain instances, to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation of such consent or waiver is made upon the Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. As provided in the Indenture and subject to certain limitations therein and herein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard to conflict of laws principles.

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common     UNIF GIFT MIN ACT -       Custodian
                                                        ------           ------
TEN ENT   -as tenants by the entireties                 (Cust)          (Minor)
JT TEN    -as joint tenants with right         under Uniform Gifts to Minors Act
of survivorship and not as tenants in common   ---------------------------------
                                                           (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

-------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

------------------------------------------------------------------------------
the within Note and all rights thereunder hereby irrevocably constituting and appointing

------------------------------------------------------------------------------
To transfer said Note on the books of the Trustee, with full power of substitution in the premises.

Date:
      ---------------------------
                                         ---------------------------------------

                                         ---------------------------------------
                                         Sign exactly as name appears on the
                                         front of this Security [SIGNATURE MUST
                                         BE GUARANTEED by a member of a
                                         recognized Medallion Guarantee Program]

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                           OPTION TO ELECT REPAYMENT

      The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at


------------------------------------------------------------------------------
       (Please print or typewrite name and address of the undersigned)

      For this Note to be repaid, the Trustee must receive at its principal corporate trust office, not more than 60 nor less than 30 calendar days prior to the Optional Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

      If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 (or, if the Specified Currency is other than U.S. dollars, the minimum Authorized Denomination specified on the face hereof)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount
to be Repaid: $
               --------------            --------------------------------------
                                         Notice: The signature(s) on this
Date: -----------------------            Option to Elect Repayment must
                                         correspond with the name(s) as written
                                         upon the face of the within Note in
                                         every particular, without alteration
                                         or enlargement or any change
                                         whatsoever.